ASSIGNMENT OF MORTGAGE

THIS INDENTURE dated for reference the 31st day of July, 2001.

BETWEEN:

PACIFIC STRATUS VENTURES LTD., (Incorporation #516795) a British Columbia Company having an office at 707 - 1030 West Georgia Street, Vancouver, BC V6E 2Y3

(hereinafter called the "Assignor")

OF THE FIRST PART

AND:

PACIFIC PARAGON INVESTMENT FUND LTD., (Incorporation #477046), a British Columbia Company having an office at 707 - 1030 West Georgia Street, Vancouver, BC V6E 2Y3

(hereinafter called the "Assignee")

OF THE SECOND PART

WHEREAS:

A. Wells Hotel Ltd. (the "Debtor") granted to the Assignor a Mortgage dated the 3rd day of November, 1999 and filed in the office of the Prince George/Prince Rupert Land Title Office, British Columbia on the 5th day of November, 1999 under number PN042306 (hereinafter called the "Mortgage");

B. The outstanding indebtedness of the Debtor under the Mortgage as at July 31, 2001 is 66,595.88 (the "Debt");

C. The Assignor is indebted to the Assignee and the Assignee has agreed to take an assignment of the Debt and the Mortgage by way of offset against the Assignee's indebtedness to it;

NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of ONE DOLLAR ($1.00) and other good and valuable consideration now paid by the Assignee to the Assignor (the receipt and sufficiency of which is hereby acknowledged), the Assignor hereby grants, assigns, transfers and sets over unto the Assignee, its successors and assigns, the Mortgage and all the right, title and interest of the Assignor thereunder and therein, together with the sum of SIXTY SIX THOUSAND FIVE HUNDRED NINETY FIVE DOLLARS AND EIGHTY EIGHT CENTS ($66,595.88) outstanding thereunder as of the 31st day of July, 2001 and interest thereafter at the rate specified in the Mortgage, and together with all other monies due, owing or payable thereunder and the full power and authority to enforce the performance of the covenants and other matters therein contained, and together with all of the estate, right, title, interest and claim of the Assignor in and to the land and premises charged by the Mortgage.

The assignor represents and warrants to the Assignee that the Mortgage is good and valid security and that the said principal sum and interest thereon as aforesaid is now unpaid under the Mortgage, and that the Assignor has not done or permitted any act, matter or thing whereby the Mortgage has been released or discharged or the said lands and premises in any way encumbered, and that the Assignor will, upon the request and at the cost of the Assignee, do, perform and execute every act necessary for further assuring to the Assignee the said mortgage money and lands and premises, and for enforcing the performance of the covenants and other matters contained in the Mortgage.

IN WITNESS WHEREOF the Assignor has caused its corporate seal to be hereunto affixed as of the 31st day of July, 2001.

THE COPORATE SEAL OF PACIFIC STRATUS VENTURES LTD. was hereunto affixed in the presence of:
/s/ "Sonny Chew"
Authorized Signatory

LAND TITLE ACT

FORM 27

(Section 209)

TRANSFER OF MORTGAGE

CHARGE: TRANSFER OF MORTGAGE NO. PN042306 PARCEL IDENTIFIER: 024-238-635

HEREWITH FEE OF $55.00

Address of person entitled to be registered as owner if different than shown on instrument:

PACIFIC PARAGON INVESTMENT FUND LTD.

Full name, address and telephone number of person presenting application: Victor Harwardt, Salley Bowes Harwardt, Suite 1750 - 1185 West Georgia Street, Vancouver, B V6E 4E6, (604) 688-0788.

/s/ "Victor P. Harwardt"
SIGNATURE OF APPLICANT, OR SOLICITOR OR AUTHORIZED AGENT

We, PACIFIC STRATUS VENTURES LTD., a British Columbia registered Company (Incorporation #302735), of 707 - 1030 West Georgia Street, Vancouver, BC V6E 2Y3 (the "transferor"), the owner of a mortgage registered in the Prince George/Prince Rupert Land Title Office under No. PN042306 in respect of the land situate in Wells, British Columbia and described as: PID 024-238-635 Parcel A District Lot 289 Cariboo District Plan PGP42919 in consideration of Sixty Six Thousand Five Hundred Ninety Five dollars and Eighty Eight cents (66,595.88) paid to us by PACIFIC PARAGON INVESTMENT FUND LTD., a British Columbia registered Company (Incorporation #477046), of 707 - 1030 West Georgia Street, Vancouver, BC V6E 2Y3 (the "Transferee") transfer the mortgage to the transferee.

Execution Date
Officer Signature(s)	Y	M	D	Party(s) Signature(s)
/s/ "Victor P. Harwardt"	02	01	10	PACIFIC STARTUS VENTURES LTD.
Victor P. Harwardt				by its authorized signatory:
Barrister & Solicitor				/s/ "Sonny Chew"
Sonny Chew

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act R.S.B.C. 1996, c.124, to take affidavits for use in British Columbia and certifies that matters set out in Part 5 of the Land Title Act as they pertain to the execution of this instrument.

END OF DOCUMENT

NOTICE OF ASSIGNMENT OF DEBT AND MORTGAGE

TO:	Wells Hotel Ltd.
333 Reid Street
Quesnel, British Columbia
V2J 2M5

We hereby notify you that by an assignment (the "Assignment") dated as of the 31st day of July, 2001, a copy of which is attached hereto as Schedule "A", PACIFIC STRATUS VENTURES LTD. (the "Assignor") has unconditionally assigned, transferred and set over to PACIFIC PARAGON INVESTMENT FUND LTD. (the "Assignee") the debt and mortgage therein described (the "Mortgage"), any and all amounts and payments due or accruing due under the Mortgage and the other matters described in the Assignment.

It will be in order for you to continue to make all further payments due under the Mortgage to the Assignee under the Mortgage. All payments should be directed as follows:

PACIFIC PARAGON INVESTMENT FUND LTD.

707 - 1030 West Georgia Street

Vancouver, B.C., V6E 2Y3

Attention: Mr. Harry Chew

DATED at Vancouver, British Columbia, as of the 31st day of July, 2001.

PACIFIC STRATUS VENTURES LTD.

Per: /s/ "Sonny Chew"

Sonny Chew